Exhibit 99.1

(NYSE Listed: PPO) Third Quarter 2010 Supplemental Financial Information

These materials include "forward-looking statements". All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit facility; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; the adverse impact on our financial condition of restructuring activities; the absence of expected returns from the amount of intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; natural disasters, epidemics, terrorist acts and other events beyond our control; and economic uncertainty and the current crisis in global credit and financial markets. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. Safe Harbor Statement 2

Third Quarter Results* * The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits A, C and E for reconciliation from GAAP results to adjusted results. (unaudited) (in millions, except net income per share) Adjusted Adjusted October 2, 2010 October 3, 2009 Net sales 151.7 $ 137.7 $ Cost of goods sold 94.4 89.8 Gross profit 57.3 47.9 Gross profit margin 37.8% 34.8% Selling, general and administrative expenses 28.1 22.9 Operating income 29.2 25.0 Operating income margin 19.2% 18.2% Other expense: Interest expense, net 12.1 14.2 Foreign currency and other -0.7 12.1 14.9 Income before income taxes 17.1 10.1 Income taxes 4.5 2.7 Net income 12.6 $ 7.4 $ Net income per share - diluted 0.27 $ 0.17 $ Weighted average shares outstanding - diluted 46.6 44.7 Three Months Ended 3

Third Quarter Year to Date Results* * The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits B, D and E for reconciliation from GAAP results to adjusted results. (unaudited) (in millions, except net income per share) Adjusted Adjusted October 2, 2010 October 3, 2009 Net sales 447.1 $ 364.8 $ Cost of goods sold 270.3 226.9 Gross profit 176.8 137.9 Gross profit margin 39.5% 37.8% Selling, general and administrative expenses 83.5 70.9 Operating income 93.3 67.0 Operating income margin 20.9% 18.4% Other (income) expense: Interest expense, net 35.4 43.0 Foreign currency and other (0.8) 1.4 34.6 44.4 Income before income taxes 58.7 22.6 Income taxes 16.8 6.0 Net income 41.9 16.6 Net income per share - diluted 0.91 $ 0.37 $ Weighted average shares outstanding -diluted 46.3 44.6 Nine Months Ended 4

POLYPORE

Segment Results*

(unaudited, in millions)

	Three Months Ended			Nine Months Ended		
Sales	October 2, 2010	October 3, 2009	Change	October 2, 2010	October 3, 2009	Change
Energy storage						
Lead acid battery separators	$ 79.2	$ 76.9	3.0%	$ 225.1	$ 195.0	15.4%
Lithium battery separators	34.1	23.3	46.4%	97.1	61.2	58.7%
Total	113.3	100.2	13.1%	322.2	256.2	25.8%
Separations media						
Healthcare	23.0	24.9	-7.6%	77.4	74.7	3.6%
Filtration and specialty	15.4	12.6	22.2%	47.5	33.9	40.1%
Total	38.4	37.5	2.4%	124.9	108.6	15.0%
Total	**$ 151.7**	**$ 137.7**	**10.2%**	**$ 447.1**	**$ 364.8**	**22.6%**
Gross Profit						
Energy storage - $	$ 42.5	$ 37.1	14.6%	$ 120.7	$ 92.9	29.9%
% sales	37.5%	37.0%		37.5%	36.3%	
Separations media - $	14.8	10.8	37.0%	56.1	45.0	24.7%
% sales	38.5%	28.8%		44.9%	41.4%	
Gross profit	**$ 57.3**	**$ 47.9**	**19.6%**	**$ 176.8**	**$ 137.9**	**28.2%**
Gross profit %	37.8%	34.8%		39.5%	37.8%	
Segment Operating Income*						
Energy storage - $	$ 23.2	$ 21.2	9.4%	$ 63.8	$ 44.0	45.0%
% sales	20.5%	21.2%		19.8%	17.2%	
Separations media - $	6.6	4.6	43.5%	31.2	24.5	27.3%
% sales	17.2%	12.3%		25.0%	22.6%	
Corporate - $	(0.6)	(0.8)		(1.7)	(1.5)	
% sales	-0.4%	-0.6%		-0.4%	-0.4%	
Segment operating income	**$ 29.2**	**$ 25.0**	**16.8%**	**$ 93.3**	**$ 67.0**	**39.3%**
Segment operating income %	19.2%	18.2%		20.9%	18.4%	

* See Exhibit F for a reconciliation of Segment Operating Income to Income Before Income Taxes.

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EXHIBITS 6

Exhibit A Third Quarter 2010 Results Please see Exhibit E for description of adjustments. (unaudited) Three Months Ended October 2, 2010 (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales 151.7 $ -$ 151.7 $ Cost of goods sold 94.4 -94.4 Gross profit Selling, general and administrative expenses Business restructuring 57.3 -57.3 28.3 0.2 a 28.1 0.1 0.1 - Operating income 28.9 (0.3) 29.2 Other expense: Interest expense, net 12.1 -12.1 Foreign currency and other --- 12.1 -12.1 Income before income taxes 16.8 (0.3) 17.1 Income taxes 4.4 (0.1) b 4.5 Net income 12.4 $ (0.2)$ 12.6 $ Net income per share - diluted 0.27 $ -$ 0.27 $ Weighted average shares outstanding - diluted 46.6 46.6 7

Exhibit B Third Quarter YTD 2010 Results Please see Exhibit E for description of adjustments. (unaudited) Nine Months Ended October 2, 2010 (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales 447.1 $ -$ 447.1 $ Cost of goods sold 270.3 -270.3 Gross profit Selling, general and administrative expenses Business restructuring 176.8 -176.8 84.3 0.8 a 83.5 (0.8) (0.8) - Operating income 93.3 -93.3 Other (income) expense: Interest expense, net 35.4 -35.4 Gain on sale of Italian subsidiary (3.3) (3.3) - Foreign currency and other (0.8) -(0.8) 31.3 (3.3) 34.6 Income before income taxes 62.0 3.3 58.7 Income taxes 16.1 (0.7) b 16.8 Net income 45.9 $ 4.0 $ 41.9 $ Net income per share - diluted 0.99 $ 0.08 $ 0.91 $ Weighted average shares outstanding - diluted 46.3 46.3 8

Exhibit C Third Quarter 2009 Results Please see Exhibit E for description of adjustments. (unaudited) Three Months Ended October 3, 2009 (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales 137.7 $ -$ 137.7 $ Cost of goods sold 89.8 -89.8 Gross profit Selling, general and administrative expenses Business restructuring 47.9 -47.9 24.1 1.2 a 22.9 0.2 0.2 - Operating income 23.6 (1.4) 25.0 Other expense: Interest expense, net 14.2 -14.2 Foreign currency and other 0.7 -0.7 14.9 -14.9 Income before income taxes 8.7 (1.4) 10.1 Income taxes 2.2 (0.5) b 2.7 Net income 6.5 $ (0.9)$ 7.4 $ Net income per share - diluted 0.14 $ (0.03)$ 0.17 $ Weighted average shares outstanding - diluted 44.7 44.7 9

Exhibit D Third Quarter YTD 2009 Results Please see Exhibit E for description of adjustments. (unaudited) Nine Months Ended October 3, 2009 (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales 364.8 $ -$ 364.8 $ Cost of goods sold 226.9 -226.9 Gross profit Selling, general and administrative expenses Business restructuring 137.9 -137.9 74.4 3.5 a 70.9 0.8 0.8 - Operating income 62.7 (4.3) 67.0 Other expense: Interest expense, net 43.0 -43.0 Foreign currency and other 1.4 -1.4 44.4 -44.4 Income before income taxes 18.3 (4.3) 22.6 Income taxes 4.6 (1.4) b 6.0 Net income 13.7 $ (2.9)$ 16.6 $ Net income per share - diluted 0.31 $ (0.06)$ 0.37 $ Weighted average shares outstanding - diluted 44.6 44.6 10

Exhibit E Description of adjustments a FTC-related costs incurred due to the ongoing litigation concerning the acquisition of Microporous. b Impact of adjustments on income taxes. 11

Exhibit F Reconciliation of Segment Operating Income Reconciliation of Segment Operating Income to Income Before Income Taxes (unaudited, in millions) October 2, 2010 October 3, 2009 October 2, 2010 October 3, 2009 Operating income: Energy storage 23.2 $ 21.2 $ 63.8 $ 44.0 $ Separations media 6.6 4.6 31.2 24.5 Corporate (0.6) (0.8) (1.7) (1.5) segment operating income 29.2 25.0 93.3 67.0 Business restructuring 0.1 0.2 (0.8) 0.8 Non-recurring costs 0.2 1.2 0.8 3.5 Total operating income 28.9 23.6 93.3 62.7 Reconciling items: Interest expense 12.1 14.2 35.4 43.0 Gain on sale of Italian subsidiary --(3.3) -Foreign currency and other -0.7 (0.8) 1.4 Income before income taxes 16.8 $ 8.7 $ 62.0 $ 18.3 $ Three Months Ended Nine Months Ended 12